Exhibit 99.1

COMTECH COMMENTS ON LETTER FROM SHAREHOLDER

MELVILLE, N.Y. -- October 25, 2021 -- Comtech Telecommunications Corp. (NASDAQ: CMTL), a leading global provider of next-generation 911 emergency systems and secure wireless communications technologies, today confirmed receipt of a letter from Outerbridge Capital Management LLC and has issued the following statements:

Comtech maintains regular dialogue with all investors and values their perspectives. Since June 2021, our Board and management team have attempted to engage in constructive dialogue with Outerbridge. As such, we are disappointed by Outerbridge’s inaccurate and highly misleading comments regarding our recently announced $100 million investment from current shareholder White Hat Capital Partners, LP and Magnetar Capital LLC.

This investment meaningfully enhances our ability to execute our strategic plan for creating long-term shareholder value, as our business has increasingly required significant capital in order to pursue growing market opportunities. While Outerbridge has oversimplified Comtech’s ability to rely on its $300 million revolving loan facility and materially overstated both the current size and available borrowing capacity under the credit facility, the fact of the matter is that this investment more than doubles our accessible capital to achieve our strategic objectives.

Comtech’s strategic plan has already delivered strong results, including:

•Shareholder returns1 of 134.5% over the past five years2, meaningfully outperforming peers, the S&P 500, and the Nasdaq Telecommunications Index, regardless of the impact that COVID-19 had on our business3.

•Strategic multi-year next-generation 911 contracts totaling over $200 million from states such as Pennsylvania, Arizona, and Iowa won during FY2021.

•A pivotal new customer contract that has the strong potential to generate several hundreds of millions of dollars of incremental revenue through customization of our next-generation broadband satellite technology for use with thousands of Lower Earth Orbit (“LEO”) satellites reportedly being launched over the next several years.

•Recognition from Frost & Sullivan and Northern Sky Research for both our next-generation 911 solutions and our market leadership position in the growing satellite cellular backhaul market.

The proceeds of the investment will be applied to a range of initiatives to further accelerate growth and profitability, including, but not limited to:

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1 Total shareholder returns assume dividends are reinvested at the risk free rate.
2 Market data measuring performance from October 21, 2016 through October 22, 2021.
3 Peers consist of Elbit, Gilat, KVH Industries, ST Engineering and Viasat.

•Completing the build out of Comtech’s new, state-of-the-art technology centers and advanced manufacturing capabilities to better allow the Company to capture value from the increasing demand for satellite ground station infrastructure and next-generation broadband technology.

•Continuing to pursue the Company’s robust pipeline of opportunities to capitalize on the ongoing 911 upgrade cycle across the United States.

•Executing on a disciplined strategy of acquiring and integrating complementary technologies and capabilities, with a focus on creating shareholder value.

•Additional flexibility to optimize capital allocation and our return program.

In addition, in connection with this investment from White Hat and Magnetar, we announced that Mark Quinlan, who brings more than 20 years of experience in the technology space, will be joining the Board in 2022. The addition of Mr. Quinlan complements the recent addition of Judy Chambers to our Board and will increase the Board’s size to seven directors, of which five will be independent.

Contrary to Outerbridge’s insinuation, in line with Comtech’s commitment to sound corporate governance, the investment agreement with White Hat and Magnetar does not contain any voting commitment for the Company’s upcoming 2021 Annual Meeting. Additionally, to correct another false statement from Outerbridge, the holders of common shares actually vote side-by-side with the holders of preferred shares, as a single class, on the election of the director candidate nominated by holders of preferred shares.

We remain open to constructive dialogue with Outerbridge even as we move forward to create value for all shareholders.

About Comtech

Comtech Telecommunications Corp. is a leading global provider of next-generation 911 emergency systems and secure wireless communications technologies to commercial and government customers around the world. Headquartered in Melville, New York and with a passion for customer success, Comtech designs, produces and markets advanced and secure wireless solutions. For more information, please visit www.comtechtel.com.

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Forward-Looking Statements

Certain information in this press release contains statements that are forward-looking in nature and involve certain significant risks and uncertainties, including about our business trajectory, future revenue and sales, acquisition strategy, and growth. Actual results could differ materially from such forward-looking information. Risks and uncertainties that could impact these forward-looking statements include: the possibility that the expected synergies and benefits from recent acquisitions will not be fully realized, or will not be realized within the anticipated time periods; the risk that the acquired businesses will not be integrated with the Company successfully; the possibility of disruption from recent acquisitions, making it more difficult to maintain business and operational relationships or retain key personnel; the risk that the Company will be unsuccessful in implementing a tactical shift in its Government Solutions segment away from bidding on large commodity service contracts and toward pursuing contracts for its niche products with higher margins; the nature and timing of receipt of, and the Company's performance on, new or existing orders that can cause significant fluctuations in net sales and operating results; the timing and funding of government contracts; adjustments to gross profits on long-term contracts; risks associated with international sales; rapid technological change; evolving industry standards; new product announcements and enhancements; changing customer demands and or procurement strategies; changes in prevailing economic and political conditions; changes in the price of oil in global markets; changes in foreign currency exchange rates; risks associated with the Company's legal proceedings, customer claims for indemnification, and other similar matters; risks associated with the Company’s obligations under its Credit Facility; risks associated with the Company's large contracts; risks associated with the COVID-19 pandemic and related supply chain disruptions; and other factors described in this and the Company's other filings with the Securities and Exchange Commission. We assume no obligation and do not intend to update these forward-looking statements or to conform these statements to actual results or to changes in our expectations.

Additional Information and Where to Find It

In connection with the Company’s Fiscal 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”), the Company plans to file with the Securities and Exchange Commission (“SEC”) and mail to the Company’s stockholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE COMPANY’S 2021 ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY’S 2021 ANNUAL MEETING AND THE PARTIES RELATED THERETO. The Company’s stockholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at https://www.sec.gov or the Company’s website at https://www.comtechtel.com.

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Participants in the Solicitation

The Company, its directors, and certain of its executive officers are, and certain other members of management and employees of the Company may be deemed, “participants” in the solicitation of proxies from stockholders in connection with the matters to be considered at the 2021 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, in the Company of the persons who are or may be, under the rules of the SEC, considered participants in the solicitation of the stockholders of the Company in connection with the Company’s 2021 Annual Meeting will be set forth in the Company’s proxy statement and other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2021, the Company’s and such persons’ other filings with the SEC and in the Company’s definitive proxy statement in connection with the Company’s 2021 Annual Meeting when filed with the SEC.

PCMTL

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Media Contact:
Kekst CNC
Nicholas.Capuano@kekstcnc.com
(212) 521-4800

Investor Contact:
Comtech Investor Relations
Investors@comtech.com
(631) 962-7005